Rule 497(d)

                                     FT 2136

             Dividend & Income Plus Closed-End Portfolio, Series 17

              Supplement to the Prospectus Dated September 22, 2009


         Notwithstanding anything to the contrary in the Prospectus, the first paragraph of the section "Distribution of Units-Dealer Concessions" shall be replaced with the following: "Dealers and other selling agents can purchase Units at prices which represent a concession or agency commission of $0.30 per Unit (or 65% of the maximum transactional sales charge for secondary market sales), subject to the reduced concession applicable to volume purchases as set forth in `Public Offering-Discounts for Certain Persons.' However, for Units subject to a transactional sales charge which are purchased using redemption or termination proceeds, this amount will be reduced to $0.20 per Unit ($0.165 for purchases of $1,000,000 or more)."

September 24, 2009